The Wade Core Destination Fund

a series of the Northern Lights Fund Trust

Supplement dated April 8, 2009

to Prospectus dated October 18, 2008

Under "ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS" on page 7 of the Prospectus of Wade Core Destination Fund (the "Fund"), the entire section is hereby deleted and replaced with the following:

Investments and Investment Techniques

The Fund will invest in ETFs and other types of investment companies such as mutual funds and closed-end funds.  The Fund may invest in exchange traded unit investment trusts that own stocks in a particular index. The Fund may invest in a basket of stocks (a group of securities related by index or sector that are pre-selected by, and made available through, certain brokers at a discounted brokerage rate).  The Fund may invest in exchange traded notes and exchange traded commodities.

The Fund may purchase trust preferred securities, also known as "trust preferreds" or “hybrid preferreds,” which are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent.  An issuer creates trust preferred securities by creating a trust and issuing debt to the trust.  The trust in turn issues trust preferred securities.  Trust preferred securities are hybrid securities with characteristics of both subordinated debt and preferred stock.  Such characteristics include long maturities (typically 30 years or more), early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value.  In addition, trust preferred securities may allow deferral of interest payments for up to 5 years.  However, during the deferral period the interest accrues and is taxable for the holder.  Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

The Fund may also invest in third party trust preferred securities which are similar to trust preferreds in most respects except they are issued by a third party, usually a wholly-owned limited-purpose subsidiary of a brokerage firm, rather than the corporate parent.  In the case of third party trust preferred securities, the third party issuer will typically purchase a block of bonds from a corporate issuer and deposit those bonds into a trust it establishes which in turn issues trust preferred securities.  Like trust preferreds, third party trust preferred securities may allow deferral of interest payments for up to 5 years; during which time interest accrues and is taxable for the holder.

The chart and graph below are provided to illustrate a simplified, visual depiction of the primary investment categories and types of security in which the Fund invests, as well as the potential allocation range that the Fund will hold in these categories.

The potential allocation ranges are guidelines that the Adviser utilizes. Under certain circumstances, the Adviser might use lower or higher percentages than stated in the guidelines, if the Adviser deems that economic conditions are such that modifying said guidelines would be in the best interest of shareholders.

WADEX Neutral Asset Allocation

Natural Resources 3.5%
Managed Futures 5.0%
Special Situations 0.0%
U.S./Global Real Estate 3.5%
Cash 3.0%
Emerging Markets Stocks 3.0%
Foreign Stock 7.0%
Bond 42.0%
Core U.S. Stock Allocation 20.0%
Global Stock 3.0%
Asset Allocation/Hybrid 10.0%

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated October 18, 2008, which provide information that you should know about the Fund before investing.  These documents are available upon request and without charge by calling the Fund toll-free at 1-866-950-6WFG.

Please retain this Supplement for future reference.